UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2013

ATHLON ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36026	46-2549833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 984-8200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

Item 7.01                                           Regulation FD Disclosure.

On November 11, 2013, Athlon Energy Inc. (“Athlon”) issued a press release announcing its unaudited third quarter 2013 results.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, each as amended.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2013, Mr. Wilson B. Handler was appointed to the Board of Directors of Athlon.  Mr. Handler was nominated by affiliates of Apollo Global Management, LLC pursuant to the Stockholders Agreement, dated as of August 7, 2013, by and among Athlon and the holders party thereto.  Mr. Handler will not receive any compensation from Athlon for serving on the Board.

Item 9.01                                           Financial Statements and Exhibits.

(d)         Exhibits.

The exhibit listed below is being furnished pursuant to Item 2.02 of this Form 8-K.

99.1                        Press Release dated November 11, 2013 regarding unaudited third quarter of 2013 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHLON ENERGY INC.

Date: November 12, 2013	By:	/s/ William B. D. Butler
William B. D. Butler
Vice President–Chief Financial Officer and
Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 11, 2013 regarding unaudited third quarter of 2013 results.